Notes to the consolidated statement of cash flows (Tables)	12 Months Ended
Dec. 31, 2022
Notes to the consolidated statement of cash flows
Schedule of notes to the consolidated statement of cash flows

EURm	2022	2021	2020
Adjustments for(1)
Depreciation and amortization	1 140	1 095	1 132
Share-based payments	149	108	76
Impairment charges	152	40	246
Restructuring charges(2)	125	183	454
Profit from other non-current financial investments	(27)	(188)	(61)
Profit on sale of property, plant and equipment, net	(35)	(59)	(3)
Share of results of associated companies and joint ventures	26	(9)	(26)
Financial income and expenses	28	240	167
Income tax (benefit)/expense	(2 030)	273	3 254
Other operating income and expenses	26	30	28
Total	(446)	1 713	5 267

(1)   Includes continuing and discontinued operations.

(2)   Adjustments represent the non-cash portion of the restructuring charges recognized in the consolidated income statement.